UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 25, 2004

                          American Construction Company
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                 (Exact name of registrant specified in charter)


         Nevada                         333-105903                  412079252
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(State of Incorporation)         (Commission File Number)        (IRS Employer
                                                                  Identification
                                                                  Number)

               4340 East Charleston Avenue, Phoenix, Arizona 85032
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               (Address of principal executive offices) (Zip Code)


                              Incorp Services Inc.
                             6075 S. Eastern Avenue
                     Suite 1, Las Vegas, Nevada, 89119-3146
                               Tel: (702) 866-2500
           ----------------------------------------------------------
           (Name, address and telephone number for Agent for Service)



                                 (480) 695-7283
  ----------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
  ----------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT


(a)(1) Date of Entry into Agreement and Identity of Parties
-----------------------------------------------------------

On October 21, 2004, General Steel Investment Company, Limited, a limited liability company formed under the laws of the British Virgin Islands and wholly owned subsidiary of the Registrant ("General Steel"), entered in a certain Initial Stage Joint Venture Agreement (the "Agreement") with the Tianjin Da Qiu Sheet Metal Company, Limited, a limited liability company formed under the laws of the People's Republic of China and a subsidiary of the Registrant ("DQ") and Batou Steel and Iron United, Inc., a corporation formed under the laws of the People's Republic of China (the "Baotou").

(a)(2) Terms and Conditions of the Agreement
--------------------------------------------

Purpose
-------

The purpose of the Agreement was to form a new joint venture company, Batou General Plate Company, Limited, a limited liability company formed under the laws of the People's Republic of China, with its legal address at West River Industrial District, United Batou Steel Corporation Facility, Kung-du District, Batou City, Inner Mongolia, People's Republic of China (the "Joint Venture Company"). The stated purpose of the Joint Venture Company is to produce and sell steel plate.

Capital Contributions
---------------------

The Agreement states that the initial capital of the Joint Venture Company will be 90,000,000 USD, subject to the costs associated with setting up the Joint Venture Company.

The Agreement sets out the initial contributions of each party to the Agreement to the Joint Venture Company. Baotou will contribute cash, land and existing materials. General Steel will contribute certain production line equipment, spare parts and the cost of transporting and installing the production line equipment. DQ shall contribute cash.

Ownership
---------

The Agreement states that Baotou shall have a 49% ownership interest in the Joint Venture Company, General Steel shall have a 41% interest in the Joint Venture Company, and DQ shall have a 10% interest in the Joint Venture Company.

Directors and Management
------------------------

The Agreement describes, in a general way, the structure of the Board of Directors, and management of the Joint Venture Company. The Agreement states that there will be 5 directors, which will be nominated and discussed by all parties to the agreement. The Agreement states that most material actions taken by the Joint Venture Company shall require the unanimous approval of the board of directors.

The Agreement  sets forth,  in a general way the management of the Joint Venture
Company.   Only  one  management   position,   General  Manager,  is  set  forth
specifically in the Agreement.

Miscellaneous Provisions
------------------------

In addition, the Agreement sets out various administrative provisions relating to the Agreement, such as labor management, taxes, foreign exchange control, dispute resolution, applicable law, insurance, force majeure and amendment and termination options.

The Agreement states that it does not represent the articles of association of the Joint Venture Company.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Not Applicable
(b) Not Applicable
(c) Exhibit 1.1: Joint Venture Agreement


                                                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          American General Construction Company.

                                          By: /s/ Zuo Sheng Yu
                                             -----------------------------------
                                             Name: Zuo Sheng Yu
                                             Title: President